Exhibit 10.1
AMENDMENT NO. 6 AND WAIVER TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
AMENDMENT NO. 6 AND WAIVER TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 21, 2023 (this “Amendment”), among LEVI STRAUSS & CO., a Delaware corporation (the “U.S. Borrower”), LEVI STRAUSS & CO. (CANADA) INC., an Ontario corporation (the “Canadian Borrower” and together with the U.S. Borrower, the “Borrowers”), the Lenders party hereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent, and JPMORGAN CHASE BANK, N.A. TORONTO BRANCH, as Multicurrency Administrative Agent.
W I T N E S S E T H:
WHEREAS, the Borrowers, the other Loan Parties party thereto, the Administrative Agent, the Multicurrency Administrative Agent and each lender from time to time party thereto (the “Lenders”) have entered into a Second Amended and Restated Credit Agreement, dated as of May 23, 2017 and as amended as of October 23, 2018, January 5, 2021, July 22, 2021, September 20, 2021 and November 22, 2022 (as it may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) (capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement, as amended by this Amendment (the “Amended Credit Agreement”));
WHEREAS, the Borrower has requested that the Lenders (i) consent to certain amendments to the Credit Agreement and (ii) waive certain Defaults and Events of Default under the Credit Agreement, in each case, on the terms set forth herein;
WHEREAS, on the date hereof, the Borrowers, the Administrative Agent, the Multicurrency Administrative Agent and the Lenders party hereto desire to amend the Credit Agreement as set forth in Section 1 hereof;
WHEREAS, the Borrowers have requested that the Required Lenders agree to waive any Default and Event of Default relating to the Borrowers’ failure to provide certain customer phone numbers within the deadline specified in Section 5.01(i) of the Credit Agreement (the “Specified Default”) and any Default or Event of Default that may have arisen solely as a result of any act or omission by any Borrower or any Subsidiary during the pendency of the Specified Default to the extent that such acts or omissions would not have otherwise constituted Defaults or Events of Default under the Credit Agreement except for the fact that the Specified Default was then continuing, in each case as set forth in Section 2 hereof;
WHEREAS, Section 9.02(b) of the Credit Agreement provides that this Amendment may become effective with the consent of the Administrative Agent, the Multicurrency Administrative Agent, the Borrowers and the Lenders signatory hereto (which, for the avoidance of doubt, includes the Required Lenders) under the Credit Agreement, subject to the conditions set forth herein;
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.    Amendment. Effective as of the Amendment No. 6 Effective Date (as defined below) and subject to the terms and conditions set forth herein,
(a) Section 5.01(i) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(i) within 30 days of each March 31 and September 30, an updated customer list for each Borrower and its Subsidiaries, which list shall state the customer’s name and mailing address and, to the extent requested by the Administrative Agent in its sole discretion, the customer’s phone number, in each case delivered electronically in a text formatted file reasonably acceptable to the Administrative Agent and certified as true and correct by a Financial Officer of the Borrower Representative;”
(b) Section 6.02 of the Credit Agreement is hereby amended by (x) deleting the “and” at the end of Section 6.02(s), (y) deleting the period at the end of Section 6.02(t) and replacing it with “; and” and (z) adding the following at the end thereof:

“(u)    ordinary course Liens in favor of e-commerce platforms pursuant to agreements therewith in respect of obligations not to exceed $10,000,000 in the aggregate.”
(c) Section 5.01 of the Credit Agreement is hereby amended to add the following at the end thereof:
“Notwithstanding the foregoing in this Section 5.01, the U.S. Borrower will not be required to report the assets of I Am Beyond LLC in the Borrowing Base Certificates required under this Section 5.01 and will not be required to provide the information otherwise required to be delivered by the U.S. Borrower on behalf of a I Am Beyond LLC as a U.S. Loan Party under this Section 5.01 until the later of (x) the next scheduled delivery date of the Borrowing Base Certificate calculating the U.S. Borrowing Base following ten (10) Business Days’ advance written notice from the U.S. Borrower to the Administrative Agent that it intends to include the assets of I Am Beyond LLC in the U.S. Borrowing Base and (y) completion of a field examination and Inventory appraisal with respect to the assets of I Am Beyond LLC that is reasonably satisfactory to the Administrative Agent.”
(d) Section 6.02(t), clause (y) of Section 6.05(g) and the definition of “BY Factoring Agreement” are hereby deleted in their entirety and replaced with “[reserved]”.
SECTION 2.    Waiver. Effective as of the Amendment No. 6 Effective Date, immediately after giving effect to the amendment set forth under Section 1, for good and valuable consideration the receipt of which is hereby acknowledged, the Required Lenders hereby agree to waive (i) the Specified Default and (ii) any Default or Event of Default that may have arisen or would arise in the future solely as a result of any act or omission by the Borrowers or any Subsidiary during the pendency of the Specified Default to the extent that such acts or omissions would not have otherwise constituted Defaults or Events of Default under the Credit Agreement except for the fact that the Specified Default was then continuing.
SECTION 3.    Conditions of Effectiveness. This Amendment and the amendment of the Credit Agreement as set forth in Section 1 hereof shall become effective as of the first date (such date being referred to as the “Amendment No. 6 Effective Date”) when each of the following conditions shall have been satisfied:
(a)    Amendment and Loan Documents. The Administrative Agent (or its counsel) shall have received from each of the Borrowers and the Lenders comprising the Required Lenders either (x) a counterpart of this Amendment signed on behalf of such party or (y) written evidence satisfactory to the Administrative Agent (which may include delivery of a signed signature page of this Amendment by facsimile or other means of electronic transmission (e.g., “pdf”)) that such party has signed a counterpart of this Amendment.
(b)    Representations and Warranties. The representations and warranties of the Borrowers (x) contained in Section 4 hereof shall be true and correct in all material respects on and as of the Amendment No. 6 Effective Date (after giving effect to the amendment set forth in Section 1 and the waiver set forth in Section 2); provided that to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such respective dates and (y) set forth in the Amended Credit Agreement are true and correct on and as of the Amendment No. 6 Effective Date in all material respects with the same effect as though made on and as of the Amendment No. 6 Effective Date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier shall be true and correct in all respects).
(c)    No Default. Immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.
(d)    Expenses. The Borrowers shall pay all reasonable and documented out-of-pocket expenses of the Administrative Agent incurred in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, if any (but limited, in the case of legal fees and expenses, to the actual reasonable and documented out-of-pocket fees, disbursements and other charges of Cahill Gordon & Reindel LLP, counsel to the Administrative Agent).
2

SECTION 4.    Representations and Warranties. Each Borrower represents and warrants as follows as of the date hereof:
(a)    neither the execution, delivery or performance by any Borrower of this Amendment nor compliance with the terms and provisions hereof or the consummation of other transactions contemplated hereby will (i) require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (ii) violate any Requirement of Law applicable to any Borrower or the Organizational Documents of any Borrower, (iii) violate or result in a default under any indenture, agreement or other instrument binding upon any Borrower or the assets of any Borrower, or give rise to a right thereunder to require any material payment to be made by any Borrower, or (iv) result in the creation or imposition of any Lien on any Collateral of any Borrower, except Liens created pursuant to the Loan Documents; and
(b)    each Borrower has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Amendment and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment. Each Borrower has duly executed and delivered this Amendment and this Amendment constitutes a legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
SECTION 5.    Reference to and Effect on the Credit Agreement and the Loan Documents.
(a)    On and after the Amendment No. 6 Effective Date, each reference to the Credit Agreement in any Loan Document and in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Credit Agreement.
(b)    Each Borrower hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party and confirms that the Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed, (ii) ratifies and reaffirms its prior grant and the validity of the Liens and security interests made pursuant to the Collateral Documents and confirms that all such Liens and security interests continue in full force and effect to secure the Obligations under the Loan Documents after giving effect to this Amendment and (iii) ratifies and reaffirms its guaranty of the Obligations. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Amendment and all prior grants of security interests are hereby reaffirmed.
(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, the Administrative Agent or the Multicurrency Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents nor a novation thereof. On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Loan Document.
(d)    By executing and delivering a copy of this Amendment, each Borrower hereby consents to this Amendment and agrees and confirms that all Obligations (including those created hereby) shall continue to be guaranteed and secured pursuant to the Loan Documents.
(e)    Each Borrower hereby expressly acknowledges and confirms that the waiver in Section 2 is a one-time waiver solely with respect to the Specified Default and shall not be construed as creating any course of conduct on the part of the Administrative Agent, the Multicurrency Administrative Agent or the Lenders or otherwise impair the future ability of the Administrative Agent, the Multicurrency Administrative Agent or the Lenders to declare a Default or Event of Default under or otherwise enforce the terms of the Amended Credit Agreement or any other Loan Document with respect to any matter (other than as set forth in Section 2 with respect to the Specified Default).
SECTION 6.    Execution in Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this agreement and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined
3

below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act, and the delivery of an executed counterpart of a signature page of this Amendment, any other Loan Document or any amendment or modification hereof or thereof by any such means (including “.pdf” or “.tif”) shall be effective as delivery of a manually executed counterpart. “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.
SECTION 7.    Governing Law; Waivers.
(a)    THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.
(b)    Each Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any U.S. Federal or New York State court, in each case, sitting in New York, New York in any action or proceeding arising out of or relating to this Amendment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment shall affect any right that the Administrative Agent, the Multicurrency Administrative Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Amendment against any Borrower or its properties in the courts of any jurisdiction.
(c)    Each Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment in any court referred to in paragraph (b) of this Section 7. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(d)    Each party to this Amendment irrevocably consents to service of process in the manner provided for notices in Section 9.01 of the Amended Credit Agreement. Nothing in this Amendment will affect the right of any party to this Amendment to serve process in any other manner permitted by law.
(e)    EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (x) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.
(f)    Each Borrower hereby irrevocably and unconditionally waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 7 any special, exemplary, punitive or consequential damages.
SECTION 8.    Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
[The remainder of this page is intentionally left blank]
4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

LEVI STRAUSS & CO., as U.S. Borrower

By:	/s/ Lauren Dudley
Name:	Lauren Dudley
Title:	Vice President and Treasurer

LEVI STRAUSS & CO. (CANADA) INC.,
as Canadian Borrower

By:	/s/ Lauren Dudley
Name:	Lauren Dudley
Title:	Vice President and Treasurer
[Signature Page to Amendment No. 6]

JPMORGAN CHASE BANK, N.A., individually and as
Administrative Agent

By:	/s/ Sean Bodkin
Name:	Sean Bodkin
Title:	Executive Director

JPMORGAN CHASE BANK, N.A., TORONTO
BRANCH, individually and as Multicurrency
Administrative Agent

By:	/s/ Sean Bodkin
Name:	Sean Bodkin
Title:	Executive Director
[Signature Page to Amendment No. 6]

JPMORGAN CHASE BANK, N.A., as a Lender
BRANCH, individually and as Multicurrency
Administrative Agent

By:	/s/ Sean Bodkin
Name:	Sean Bodkin
Title:	Executive Director

[Signature Page to Amendment No. 6]

BANK OF THE WEST, as a Lender

By:	/s/ Nicki Schroeder
Name:	Nicki Schroeder
Title:	Director

[Signature Page to Amendment No. 6]

BNP Paribas, as a Lender

By:	/s/ Guelay Mese
Name:	Guelay Mese
Title:	Managing Director

By:	/s/ Andrew Aran
Name:	Andrew Aran
Title:	Vice President

[Signature Page to Amendment No. 6]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Chad Shimabukuro
Name:	Chad Shimabukuro
Title:	Vice President

BANK OF AMERICA, N.A. (CANADA BRANCH), as
a Lender

By:	/s/ Sylwia Durkiewicz
Name:	Sylwia Durkiewicz
Title:	Vice President

[Signature Page to Amendment No. 6]

HSBC BANK USA, N.A., as a Lender

By:	/s/ Gillian S Jean-Marie
Name:	Gillian S Jean-Marie
Title:	Vice President

[Signature Page to Amendment No. 6]

HSBC BANK CANADA, as a Lender

By:	s/ James Sanders
Name:	James Sanders
Title:	Director

By:	/s/ Scott Lampard
Name:	Scott Lampard
Title:	Managing Director

[Signature Page to Amendment No. 6]

MUFG Bank, LTD., as a Lender

MUFG Bank, LTD.
(Name of Institution including branch if applicable)

By:	/s/ Peter Otoki
Name:	Peter Otoki
Title:	Vice President
[Signature Page to Amendment No. 6]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Vir C. Advani
Name:	Vir C. Advani
Title:	Vice President, Corporate Client Group
Asset Based Lending

[Signature Page to Amendment No. 6]

Santander Bank, N.A., as a Lender

By:	/s/ Jennifer Baydian
Name:	Jennifer Baydian
Title:	Senior Vice President

[Signature Page to Amendment No. 6]

STANDARD CHARTERED BANK, as a Lender

By:	/s/ Kristopher Tracy
Name:	Kristopher Tracy
Title:	Director, Financing Solution

[Signature Page to Amendment No. 6]

THE BANK OF NOVA SCOTIA, as a Lender

By:	s/ Frans Braniotis
Name:	Frans Braniotis
Title:	Managing Director

[Signature Page to Amendment No. 6]

Truist Bank, as a Lender

By:	/s/ Cathleen Marston
Name:	Cathleen Marston
Title:	Vice President

[Signature Page to Amendment No. 6]

Goldman Sachs Bank USA, as a Lender

Goldman Sachs Bank USA
(Name of Institution including branch if applicable)

By:	/s/ Keshia Leday
Name:	Keshia Leday
Title:	Authorized Signatory

[Signature Page to Amendment No. 6]